UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2016
____________________________________________________
LEIDOS HOLDINGS, INC.
LEIDOS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________

DELAWARE	001-33072 000-12771	20-3562868 95-3630868

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190

(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (571) 526-6000
N/A
 (Former names or former addresses if changed since last report.)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On April 12, 2016, John J. Hamre notified the Board of Directors that he does not intend to stand for reelection to the Board of Directors at the next annual stockholders meeting.
(c)    On April 12, 2016, the Board of Directors elected Ranjit S. Chadha as Corporate Controller and chief accounting officer of Leidos Holdings, Inc. and Leidos, Inc. Mr. Chadha, age 46, joined our company in November 2015 as Assistant Corporate Controller.  Prior to joining us, Mr. Chadha held various positions of increasing responsibility over five years with Computer Sciences Corporation, most recently as Assistant Controller.  Prior to that, he served as a Senior Manager, National Office, with PricewaterhouseCoopers. Mr. Chadha is a certified public accountant, chartered accountant and received his Bachelor of Science from St. Stephens College, Delhi University, India.
Mr. Chadha will receive compensation at levels consistent with his seniority and scope of responsibility, including base salary, bonus and equity awards, and will participate in other benefit and compensation plans.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2016, the Board of Directors of Leidos Holdings, Inc. approved the amendment and restatement of the company’s Bylaws, effective immediately, to implement proxy access for eligible stockholders.

Article III, Section 3.03(c) was added to the Bylaws to permit a stockholder, or a group of up to 20 stockholders, that has owned at least 3% of the company’s outstanding common stock continuously for at least three years to nominate and include in the company’s proxy materials up to the greater of two directors and 20% of the number of the company's directors then in office, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. The Bylaws were also amended to make certain other technical and conforming revisions.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of Leidos Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.
By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President, Deputy General Counsel and Secretary

LEIDOS, INC.
By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Dated:  April 13, 2016